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                                                  Exhibit 10(c)


NEES Companies


                              February 5, 1997



Mr. John F. Malley, Vice President
New England Power Company
25 Research Drive
Westborough, MA 01582

Dear Mr. Malley:

This letter will serve as an assignment of the Tariff 5 Service
Agreement, effective as of July 1, 1996 (the "Service
Agreement"), between NEES Energy and New England Power Company for the Massachusetts Electric retail electric pilot programs, confirmed by Confirmation Letter dated August 5, 1996.

NEES Energy hereby assigns all benefits and obligations under the Service Agreement to its subsidiary, AllEnergy Marketing Company, L.L.C., Three University Office Park, 95 Sawyer Road, Waltham, Massachusetts 02158. Any notices to AllEnergy should be directed to John H. Dickson, President, at that address.

Please confirm your acceptance of this assignment by returning an executed copy of this letter to me.

NEES ENERGY, INC.

s/Alfred D. Houston

Alfred D. Houston
Vice President


NEW ENGLAND POWER COMPANY

s/John F. Malley

John F. Malley
Vice President

New England Power
     A NEES company

                              August 5, 1996


Mr. John H. Dickson
President
NEES Energy, Inc.
25 Research Drive
Westboro, MA 01582


                       CONFIRMATION LETTER


    This letter shall confirm the agreement reached on August 5, 1996, between New England Power Company ("NEP") and NEES Energy,
Inc. ("Buyer") regarding the sale/purchase of energy under the following terms and conditions:

    Buyer to purchase and receive; NEP to sell and deliver:

    CONTRACT          All-requirements service, as needed to
    QUANTITY:         support contracts between Buyer and its
                      retail customers in the Massachusetts
                      Electric Company Retail Pilot Program.

    DELIVERY          A point or points on NEP's transmission
    POINT(S):         system which shall be at the
                      interconnection(s) between NEP's system
                      resources and the NEP transmission
                      system.

    CONTRACT          The Energy Charge Rate for energy
    PRICE:            delivered during On-Peak hours (as
                      defined below) shall be as follows:

                      Jan '97 - Jan '98: $24.75 per MWh

                      The Energy Charge Rate for energy
                      delivered during Off-Peak hours (as
                      defined below) shall be as follows:

                      Jan '97 - Jan '98: $20.25 per MWh

                      A Reservation Charge Rate of $2.50 per
                      MWh shall apply to each MWh delivered
                      during On-Peak and Off-Peak hours;
                      provided, however, that the Reservation
                      Charge Rate will be $1.25 per MWh, during periods when NEP is the sole supplier of energy to Buyer, should Buyer add

                           CONFIDENTIAL

25 Research Drive
Westborough, MA 01582-0010
Telephone:  508-389-2000
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NEES Energy, Inc.
Confirmation Letter
page 2



    language in a form acceptable to NEP on
    Buyer's promotional and/or billing
    materials indicating that NEP is Buyer's supplier of energy.

    On-Peak hours shall be from 7:01 AM to
    10:00 PM, Monday through Friday,
    excluding holidays. All other hours shall be considered Off-Peak hours.

Period of             For all sales from Buyer to its retail
Delivery:             customers, commencing with the start of
                      service under Massachusetts Electric
                      Company's Retail Pilot Program and ending upon the termination of service under such program.

Other: The following condition(s) precedent must be satisfied prior to the effectiveness of this Confirmation (i) the proposal submitted by Buyer in response to the Pilot Program RFP must be selected by the Administrator and (ii) customers must elect to take service from Buyer.

    For purposes of calculating the Energy
    and Reservation Charges, the number of
    MWh's delivered during On-Peak hours
    shall be determined by summing all of the hourly loads assigned to Buyer by Massachusetts Electric Company during On-
    Peak hours.

    For purposes of calculating the Energy
    and Reservation Charges, the number of
    MWh's delivered during Off-Peak hours
    shall be determined by summing all of the hourly loads assigned to Buyer by Massachusetts Electric Company during
    Off-Peak hours.

    Buyer shall provide NEP with copies of
    all of the load reports it receives from Massachusetts Electric Company which indicate the hourly loads assigned by Massachusetts Electric Company to Buyer.

                           CONFIDENTIAL

NEES Energy, Inc.
Confirmation Letter
page 3

    Transmission from the Delivery Point(s)
    to ultimate retail customers will be
    provided via network transmission service which is purchased by Massachusetts
    Electric Company.

    Notwithstanding anything to the contrary herein, to the extent that the costs incurred in delivering energy under this Agreement later change due to the use of formula rates, governmental order, or as a result of actions otherwise beyond the reasonable control of NEP, NEP shall bill and Buyer shall pay any such incremental costs incurred by NEP.

    This Confirmation Letter is being provided pursuant to and in accordance with the New England Power Company FERC Electric Tariff Original Volume No. 5 Waiver and Service Agreement to Implement Retail Sales Under Massachusetts Electric Company's Pilot Program filed with the Federal Energy Regulatory Commission in Docket No. ER96-1626-000, ("Agreement") between NEP and Buyer, and constitutes part of and is subject to all of the terms and provisions of such Agreement. Terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

    Please confirm that the terms stated herein accurately reflect the agreement reached on August 5, 1996, between NEP and Buyer by returning an executed copy of this letter to Buyer. Your response should reflect the appropriate Party in your organization who has the authority to enter into this Transaction, and should be received by Buyer no later than August
8, 1996.

NEES ENERGY, INC.



s/John H. Dickson
--------------------
Title:  President


NEW ENGLAND POWER COMPANY


s/John F. Malley
---------------------------
Title: Vice President
       Generation Marketing


                           CONFIDENTIAL
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New England Power
    A NEES company


    July 31, 1996

Mr. John H. Dickson
President
Granite State Energy, Inc.
25 Research Drive
Westboro, MA 01582


                      CONFIRMATION LETTER

    Please refer to the Confirmation Letter dated July 11, 1996, between New England Power Company ("NEP") and Granite State Energy, Inc. ("Buyer") regarding the sale/purchase of energy. NEP and Buyer agree that the Energy Charge Rates shall be deleted in their entirety and replaced with the following:

CONTRACT PRICE:       The Energy Charge Rate for energy
                      delivered during On-Peak hours (as
                      defined below) shall be as follows:

                      Aug '96 - Oct '96: $26.00 per MWh
                      Nov '96 - May '97: $26.80 per MWh
                      June '97 - Oct '97: $24.55 per MWh
                      Nov '97 - May '98: $25.25 per MWh

                      The Energy Charge Rate for energy
                      delivered during Off-Peak hours (as
                      defined below) shall be as follows:

                      Aug '96 - Oct '96: $19.90 per MWh
                      Nov '96 - May '97: $21.00 per MWh
                      June '97 - Oct '97: $19.90 per MWh
                      Nov '97 - May '98: $19.55 per MWh

    Please acknowledge your agreement with the above by signing below.

GRANITE STATE ENERGY, INC.           NEW ENGLAND POWER COMPANY


s/John H. Dickson                    s/John F. Malley
--------------------------           --------------------------
Title:  President                    Title: Vice President


25 Research Drive
Westborough, MA 01582-0010
Telephone: 508-389-2000